On track to open the first U.S.-based Psilocybin Treatment Center operated by a U.S. Public Company

Kaya Holdings, Inc.

OTCQB:KAYS

The Sacred Mushroom

Mushroom Exploration Company

5th Dimension Therapeutics

Kaya Holdings Mind Care

DISCLAIMER

No Offering of Securities

No offer is made by this Investor Presentation (this "**Presentation**") to invest in Kaya Holdings, Inc. and/or it subsidiaries, including without limitation Fifth Dimension Therapeutics, Inc. (collectively, the "**Company**") or to purchase any of its and/or their securities. Any offer to make such an investment or purchase and such investment or purchase will be made only pursuant to definitive offering documentation furnished by the Company. Prior to making an investment decisions potential Investors are urged to perform their own due diligence including but not limited to carefully reviewing our latest 10-K and subsequent 10-Q filings as well as and other materials available at SEC.gov.

Forward-Looking Statements

This Presentation contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward-looking statements. Examples of forward-looking statements include projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services. In some cases, you can identify forward-looking statements by the use of terminology such as "**may**," "**will**," "**should**," "**could**," "**expects**," "**plans**," "**intends**," "**anticipates**," "**believes**," "**estimates**," "**predicts**," "**potential**" and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Actual events or results may differ materially. We undertake no obligation to update any of the forward-looking statements after the date of this Presentation to conform them to actual results.

Projected Financial Information

Any projected financial information included in this Presentation has been prepared by Company management and is subject to a high degree of uncertainty. It is based upon estimates of future events and circumstances that might or might not ultimately prove to be accurate. All of the assumptions upon which the projections are based, and which would be material, are not presented. No representation or warranty can be made as to the accuracy of any of these assumptions. There can be no assurance that the projections will be realized, and actual results may differ materially from those set forth in the projections. The assumptions underlying the projected financial information are inherently uncertain and are subject to significant business, economic, and competitive risks and uncertainties that would cause actual results to differ materially from those projected. No opinion or report on the projected financial information was received from any independent accountants. If the projected results are not achieved, the Company's business and financial performance could be adversely affected. Because of the above limitations on these projections, you are cautioned about placing undue reliance on them.

Important Disclosure

KAYS is planning execution of its stated business objectives in accordance with current understanding of state and local laws and federal enforcement policies and priorities as it relates to cannabis and psychedelics. Potential investors and shareholders are cautioned that KAYS and subsidiaries including fifth Dimension Therapeutics, inc. "FTD" will obtain advice of counsel prior to actualizing any portion of their business plan (including but not limited to license applications for the cultivation, distribution or sale of marijuana and psychedelic products, engaging in said activities or acquiring existing production/sales operations). Advice of counsel with regard to specific activities of KAYS, federal, state or local legal action or changes in federal government policy and/or state and local laws may adversely affect business operations and shareholder value. Success of our business plan including the launch of "The Sacred Mushroom™" Psilocybin Facilitation Centers depends on many factors including on final Oregon Health Authority ("OHA") licensing and receipt of final financing from our investors.

Kaya Holdings, Inc. (KAYS)
Quick Stock Facts

Symbol: KAYS

SEC Reporting Status: Current

Trading Venue: OTCQB

Common Shares Outstanding: 22,172,835

Shares in DTC: 8,860,806

12 Month Trading Range: (0.041 - 0.10)

Kaya Holdings, Inc (OTCQB:KAYS) is a mind care company focusing on wellness and mental health through operations in medical and recreational cannabis and psychedelic treatment clinics.

With over 9 years of continuous retail cannabis operations in Oregon and an international cannabis project under development in Greece , KAYS is leveraging our unique experience and position to open "The Sacred Mushroom™", the first U.S. Psilocybin Treatment Center to be operated by a U.S. Public Company.

Addressing a Mental Healthcare Crisis

Almost 800,000 people commit suicide every year - 1 every 40 seconds). Medications for chronic mental health conditions fail to provide relief to more than 100 million people.

The crisis is overwhelming healthcare systems, emphasizing the need for new therapeutic approaches.

The Potential Market

"...Psychedelics offer a fundamental change in how mental health disorders are treated...Depression is now one of the leading causes of disability, and the global cost to treat mental health illness is anticipated to reach $6 trillion by 2030.... *Many patients simply do not respond to current treatment options. Psychedelic therapies are an alternative approach to treating mental health that target unmet needs and redress the lack of innovation in the field..."*

- Morgan Stanley,
Counterpoint Global Insights: Psychedelics, July 2023

The U.S. psychedelics market in 2021 was estimated to be $2.8 billion and is forecasted to reach $8.9 billion in 2029.

- *Data Bridge Market Research*

Depression

Approximately 9.5% of American adults suffer from a depressive illness each year.

Alcohol & Drug Addiction

6.7% of Americans will develop Alcohol Use Disorder (AUD). 7.1% of Americans are considered drug dependent.

Eating Disorders

Nearly 8.5 percent of women and 2.5 percent of men have an eating disorder. It is estimated that nearly 30 million people in the United States have an eating disorder.

Anxiety Disorders

Approximately 18% of people ages 18- 54 have an anxiety disorder in any given year, including panic disorder, OCD, PTSD, and generalized anxiety disorder.

The Science of Psilocybin

Growing evidence suggests that psychedelics act on the brain's default network, or those regions of the brain that remain active when your brain is not engaged in active tasks.

The default network provides a "framework" for the brain's activity, providing structure and making order of all that is happening in the cortex and keeping external neurological information (delivered via our senses) distinct from internally generated activity (thoughts, emotions, and memory).

Psychedelics seem to suppress the default network, relaxing the separation of our senses, memories, thoughts, and emotions, and enabling each to influence each other more easily.

This ability to break down the brain's "framework" has led to a focus on psychedelics as a groundbreaking opportunity to address a wide range of mental health disorders.



5-HT2A
receptor*
Pyramidal neuron
Cortical system
Prefrontal cortex
Posterior cingulate cortex
Psilocin
(metabolite
of psilocybin)
Amygdala
Hippocampus
Limbic system

Problem: No Access to Breakthrough Therapies

Companies such as Compass Pathways, ATAI Life Sciences, and Cybin are engaged in developing synthetic versions of psilocybin and psilocin (the active ingredient in "magic mushrooms") to offer as breakthrough therapies for treatment resistant mental health disorders.

The costly, time consuming, and unpredictable path to FDA approval places in doubt consumer access to these synthetic psilocybin treatments anytime soon. Meanwhile, relief for million of patients (and their families) remains elusive.

The Solution

KAYS, through it's the 5th Dimension Therapeutics subsidiary, is dedicated to the development and delivery of innovative psychedelics-based mental health therapies that can offer relief immediately.

The Sacred Mushroom™ (TSM), currently under development in Portland, Oregon, is the Company's expertly crafted Psilocybin Treatment Facility. TSM provides clients access to psilocybin treatments in a carefully controlled environment under licensure by the Oregon Health Authority (OHA).

THE SACRED MUSHROOM

The Facility

11,000 square feet on the top floor of Portland's historic Falcon Building











Facility Features

Private rooms for individual sessions

Group session areas

Activity Zones
massage chairs, listening posts, journaling stations, painting and yoga sections

Microdosing Cafe

On Site cultivation

The Sacred Mushroom™ is a green oasis 7 floors above the city. The setting and space are designed to deliver the ultimate in safe, comfortable, and relaxing psychedelic treatments.

Concept Innovations

Customized Room Options

The Company can customize in-facility room experience by allowing guests to select from options for sight, sound, and scent.

Micro-Dosing Cafe

Microdosing psilocybin can be experienced in a café setting, permitting the participant to consume their dose in an informal, casual, familiar environment.

Creative Expression

Post-psilocybin follow-up that includes options for creative endeavors including journaling, drawing and painting, and yoga sessions.

Treatment Philosophy

Accessibility

Pricing structures and treatment programs that broaden the base of people able to seek healing through psilocybin.

Sustainability

Microdosing and small dosing options for people seeking lower doses as well as those wishing to sustain advances gained through previous full-dose sessions.

Integration

Treatment follow up options include Scared Mushroom Community Groups available through the TSM App and at the facility.

The Sacred Mushroom™ Experience

Before

Completion of assessment form (online or in-person) to determine suitability for psychedelic treatment.

Appointment with a licensed facilitator for medical assessment.

Participant selects from proprietary room customization options (changes in a room's visuals, sounds and scents).

During

Treatment is administered by a trained facilitator. Participant remains with the facilitator for a required time, correlated to the dose received.

Visitor has access to all activities at the facility, including art, music, journaling and yoga.

After

All patients have a follow-up meeting (virtual or in-person) with the facilitator.

All patients have access to The Sacred Mushroom™ app, through which they can join follow-up groups run by facilitators. The groups allow individuals confronting similar disorders (and engaging psilocybin therapy) to meet and build on mutual experiences and new perspectives.

Treatment Pricing

A recently published report on psilocybin treatment prices in Oregon showed one facility offering group microdose sessions for $300 (per person) and individual high-dose sessions for $3,500. Another facility first-time full-dose treatments for $15,000.*

KAYS expects to offer a superior setting, broader activity and treatment options, integrated cultivation and processing, and accessible pricing – allowing us to deliver a superior treatment experience at a much lower price, while still achieving profitability.

*prices do not include the cost of the psilocybin - $300 to $500.

Business Model

In-Facility Treatments

In-facility psilocybin experiences as permitted by law.

Integration Services

After treatment services and programs to sustain treatment benefits.

Pharmaceutical Partnerships

Cooperative research & development agreements with select pharmaceutical companies seeking to explore the medicinal benefits of psychedelics .

THE SACRED MUSHROOM

Growth Model

Facilities

5th Dimension Therapeutics™ is working to open additional "The Sacred Mushroom™" psilocybin facilities, as permitted by State laws.

Supplemental Revenue Streams

The Company intends to create additional revenue streams as it develops its client base, including the direct sale of non-psychedelic mushrooms, online services, and ad revenue.

Pharmaceutical Partnerships

5th Dimension Therapeutics™ is seeking to develop cooperative research & development agreements with select pharmaceutical companies seeking to explore the medicinal benefits of psychedelics.

Conclusion

- ✓ Bringing cutting edge, research supported treatments to people desperately seeking relief.
- ✓ Operating experience in highly regulated environments.
- ✓ Compelling treatment center innovations and experience differentiators.
- ✓ Well positioned for partnerships with select pharmaceutical companies.
- ✓ Entry into the psychedelics market coincides intense interest in the potential for psychedelics to aid in the treatment of many difficult-to-treat mental health conditions.

The Sacred Mushroom

Mushroom Exploration Company

5th Dimension Therapeutics

Kaya Holdings Mind Care

An innovative "mind care" subsidiary of KAYS offering research-based therapies to people challenged by treatment resistant mental health disorders.

OTCQB:KAYS - Kaya Holdings, Inc. and Subsidiaries

W. David Jones
Business Development, Licensing
& Financial Operations
561-400-1971
dave@kayaholdings.com

Craig Frank
Chairman, CEO
954-612-6475
craig@kayaholdings.com